UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Olema Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

Proposal 1—Election of Directors

Final Voting Results

Nominees	For	Withheld	Broker Non-Votes
Ian Clark	33,874,399	12,094,961	2,425,736
Sandra Horning, M.D.	40,102,098	5,867,262	2,425,736
Gorjan Hrustanovic, Ph.D.	44,334,757	1,634,603	2,425,736

The Company's stockholders elected each of the three nominees for Class I director to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2—Advisory Vote on Executive Compensation

Final Voting Results

For	Against	Abstain	Broker Non-Votes
45,174,223	787,068	8,069	2,425,736

The Company’s stockholders approved, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal 3—Ratification of Selection of Independent Registered Public Accounting Firm

Final Voting Results

For	Against	Abstain
48,366,695	19,160	9,241

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Date:	June 14, 2024	By:	/s/ Shane Kovacs
Shane Kovacs Chief Operating and Financial Officer